Exhibit 10.1

AMENDMENT NO. 2 dated as of June 13, 2022 (this “Amendment”), to the CREDIT AGREEMENT dated as of April 20, 2016, as amended and restated as of November 26, 2019 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among COMPASS MINERALS INTERNATIONAL, INC., a Delaware corporation (the “US Borrower”), COMPASS MINERALS CANADA CORP., a corporation continued and amalgamated under the laws of the province of Nova Scotia, Canada (the “Canadian Borrower”), COMPASS MINERALS UK LIMITED, a company incorporated under the laws of England and Wales (the “UK Borrower” and, together with the US Borrower and the Canadian Borrower, the “Borrowers”), the other LOAN PARTIES party hereto, the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders and as collateral agent for the Secured Parties. Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein;

WHEREAS the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement as set forth herein; and

WHEREAS the Required Lenders are willing to amend such provisions of the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Amendment No. 2” shall mean Amendment No. 2 to this Agreement, dated as of June 13, 2022.

“Amendment No. 2 Effective Date” shall mean the date on which Amendment No. 2 became effective in accordance with its terms (which date, for the avoidance of doubt, is June 13, 2022).

“Amendment Period” shall mean the period commencing on the Amendment No. 2 Effective Date to and including the Amendment Period Termination Date.

“Amendment Period Termination Date” shall mean the earlier of (a) June 30, 2024 and (b) the date on which the US Borrower elects to terminate the Amendment Period as evidenced in a certificate signed by a Responsible Officer and delivered to the Administrative Agent.

(b) Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “equity-based or non-cash compensation charges or expenses, including any such charges or expenses arising from grants of stock appreciation or similar rights, stock options, restricted stock or other rights,” in clause (a)(v) of the definition of “Consolidated Adjusted EBITDA” and (ii) adding a new clause (a)(xi) to the definition of “Consolidated Adjusted EBITDA” that reads in its entirety as follows:

(xi) the amount of any equity-based or non-cash compensation charges or expenses, including any such charges or expenses arising from grants of stock appreciation or similar rights, stock options, restricted stock or other rights; and

(c) Section 6.13(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Consolidated Total Net Leverage Ratio. Commencing with the first fiscal quarter ending after the Restatement Effective Date, permit the Consolidated Total Net Leverage Ratio on the last day of (i) for any fiscal quarter ending during the Amendment Period, the fiscal quarter set forth in the table below to be greater than the ratio set forth opposite such date and (ii) for any fiscal quarter ending on or after the Amendment Period Termination Date, any fiscal quarter to be greater than 4.50:1.00 (it being understood and agreed that, for purposes of determining pro forma compliance with the covenant set forth in this Section 6.13(a) on and after the Amendment Period Termination Date, the applicable Consolidated Total Net Leverage Ratio shall be 4.50:1.00).

Fiscal Quarter End	Consolidated Total Net Leverage Ratio
December 31, 2019	4.75:1.00
March 31, 2020	4.75:1.00
June 30, 2020	4.75:1.00
September 30, 2020	4.75:1.00
December 31, 2020	4.75:1.00
March 31, 2020	4.50:1.00
June 30, 2021	4.50:1.00
September 30, 2021	4.50:1.00
December 31, 2021	4.50:1.00
March 31, 2022	4.50:1.00
June 30, 2022	5.50:1.00
September 30, 2022	5.50:1.00
December 31, 2022	5.00:1.00
March 31, 2023	5.00:1.00

June 30, 2023	5.00:1.00
September 30, 2023	5.00:1.00
December 31, 2023	5.00:1.00
March 31, 2024	4.75:1.00
June 30, 2024 and the last day of each fiscal quarter ending thereafter	4.50:1.00

SECTION 2. Covenants. Each Borrower hereby covenants and agrees for the benefit of the Lenders and the Issuing Banks (and the Administrative Agent on their behalf) that, during the Amendment Period (as defined in the Credit Agreement after giving effect to the amendments specified in Section 1 hereof):

(a) the Borrowers shall not incur any Incremental Loan or Incremental Equivalent Indebtedness that is secured by the Collateral on a pari passu basis with the Obligations; and

(b) none of the Borrowers will, nor will the Borrowers permit any Restricted Subsidiary to, make (i) Restricted Payments pursuant to clause (h) of Section 6.05 of the Credit Agreement or (ii) optional or voluntary payments, prepayments, repurchases or redemptions of, or voluntarily or optionally defease, or otherwise satisfy prior to the scheduled maturity thereof, any Junior Indebtedness (or segregate funds for any such payment, prepayment, repurchase, redemption or defeasance) pursuant to clause (a)(iii) of Section 6.07 of the Credit Agreement, in an aggregate amount (for the immediately preceding clauses (i) and (ii) combined) for any fiscal year of the US Borrower in excess of $40,000,000.

Notwithstanding anything herein or in the Credit Agreement to the contrary, a violation of any of the covenants set forth in this Section 2 shall be an automatic Event of Default under clause (c) of Section 7.01 of the Credit Agreement.

SECTION 3. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that this Amendment has been duly authorized, executed and delivered by an authorized officer of such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of each Borrower and each other Loan Party, the Administrative Agent and the Required Lenders;

(b) as of the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing;

(c) each representation and warranty set forth in Section 3 hereof and each other representation and warranty made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date, except to the extent such representation and warranty expressly relates to an earlier date (in which case such representation and warranty is true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(d) the fees and expenses required to be paid pursuant to Section 8 hereof shall have been paid on or substantially simultaneously with (but in no event later than) the Amendment Effective Date.

SECTION 5. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. Each Loan Party hereby ratifies, acknowledges and reaffirms the Amendment No. 1 and Waiver dated as of June 29, 2021 to the Credit Agreement among the Borrowers, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders and as collateral agent for the Secured Parties.

SECTION 6. Applicable Law; Submission to Jurisdiction and Waivers; Waiver of Jury Trial.

(a) THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.13 AND 9.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 7. Counterparts; Electronic Execution; Amendment. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts

(including by facsimile or other electronic means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that (a) the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of Holdings, the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each Loan Party party hereto hereby (i) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Amendment in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment based solely on the lack of paper original copies of this Amendment, including with respect to any signature pages thereto and (iv) waives any claim against the Administrative Agent, any Issuing Bank, any Lender or any Related Party of any of the foregoing Persons (collectively, the “Lender-Related Parties” and each, a “Lender-Related Party”) for any losses, claims (including intraparty claims), demands, damage or liabilities of any kind (collectively, “Liabilities”) arising solely from any Lender-Related Party’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. As used herein, “Electronic Signatures” means any electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each Borrower and each other Loan Party, the Administrative Agent and the Required Lenders.

SECTION 8. Fees and Expenses.

(a) The US Borrower hereby agrees to pay to the Administrative Agent, for the account of each Lender that returns a copy of this Amendment duly executed by such Lender prior to 5:00 p.m., New York City time, on June 10, 2022, a consent fee (the “Consent Fee”) equal to

0.075% of the sum of (i) the aggregate principal amount of Term Loans of such Lender and (ii) the aggregate amount of Revolving Commitments of such Lender, in each case immediately prior to the Amendment Effective Date. The Consent Fee will be paid in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date and shall not be refundable.

(b) The US Borrower hereby agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.05 of the Credit Agreement.

SECTION 9. Headings. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

COMPASS MINERALS INTERNATIONAL, INC.
By:
/s/ Lorin Crenshaw
Name: Lorin Crenshaw
Title: Chief Financial Officer

COMPASS MINERALS CANADA CORP.
By:
/s/ Lorin Crenshaw
Name: Lorin Crenshaw
Title: Chief Financial Officer

COMPASS MINERALS UK LIMITED
By:
/s/ Richard Thomson
Name: Richard Thomson
Title: Director

NAMSCO INC.
COMPASS MINERALS AMERICA, INC
COMPASS MINERALS LOUISIANA INC.
COMPASS MINERALS USA INC.
GREAT SALT LAKE HOLDINGS, LLC
GSL CORPORATION
COMPASS MINERALS OGDEN INC.
CLYMAN BAY RESOURCES, INC.
COMPASS MINERALS WINNIPEG UNLIMITED LIABILITY COMPANY
CMP CANADA INC.
COMPASS MINERALS NOVA SCOTIA COMPANY
COMPASS RESOURCES CANADA COMPANY
COMPASS CANADA POTASH HOLDINGS INC.
COMPASS MINERALS WYNARD INC.

By:
/s/ Lorin Crenshaw
Name: Lorin Crenshaw
Title: Chief Financial Officer

COMPASS CANADA LIMITED PARTNERSHIP
By: CMP Canada Inc., its General Partner
By:
/s/ Lorin Crenshaw
Name: Lorin Crenshaw
Title: Chief Financial Officer

COMPASS MINERALS (EUROPE) LIMITED COMPASS MINERALS UK HOLDINGS LIMITED DEEPSTORE HOLDINGS LIMITED COMPASS MINERALS STORAGE & ARCHIVES LIMITED
By:
/s/ Richard Thomson
Name: Richard Thomson
Title: Director

NASC NOVA SCOTIA COMPANY
By:
/s/ Jared M. Campbell
Name: Jared M. Campbell
Title: President

COMPASS MINERALS INTERNATIONAL LIMITED PARTNERSHIP
By: NASC Nova Scotia Company, its General Partner
By:
/s/ Jared M. Campbell
Name: Jared M. Campbell
Title: President

CMI NOVA SCOTIA COMPANY
By:
/s/ Robert B. Porter
Name: Robert B. Porter
Title: President and Secretary

COMPASS MINERALS DO BRASIL LTDA
By:
/s/ Marcelo Nastromagario
Name: Marcelo Nastromagario
Title: Manager

DOVE CREEK GRAZING, LLC
By:
/s/ Lorin Crenshaw
Name: Lorin Crenshaw
Title: Manager

JPMORGAN CHASE BANK, N.A., in its respective capacities as Administrative Agent, a Revolving Lender and a Term Lender
By:
/s/ James Shender
Name: James Shender
Title: Executive Director

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016, AS AMENDED AND RESTATED AS OF NOVEMBER 26, 2019, AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

BANK OF AMERICA, N.A.
Lender Name
By:
/s/ Alok Jain
Name: Alok Jain
Title: Senior Vice President

Bank of America, N.A., Canada branch
Lender Name
By:
/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

Bank of Montreal
Lender Name
By:
/s/ Patrick Hartweger
Name: Patrick Hartweger
Title: Managing Director

The Bank of Nova Scotia
Lender Name
By:
/s/ Dhirendra Udharamaney
Name: Dhirendra Udharamaney
Title: Direcotr

FIFTH THIRD BANK, NATIONAL ASSOCIATION
Lender Name
By:
/s/ Bryan Deye
Name: Bryan Deye
Title: Vice President

ING Capital LLC
Lender Name
By:
/s/ Remko van de Water
Name: Remko van de Water
Title: Managing Director

/s/ Remco Meeuwis
Name: Remco Meeuwis
Title: Director

Morgan Stanley Bank, N.A.
Lender Name
By:
/s/ Rikin Pandya
Name: Rikin Pandya
Title: Authorized Signatory

PNC Bank, National Association
Lender Name
By:
/s/ Matt Corcoran
Name: Matt Corcoran
Title: Senior Vice President

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH
Lender Name
By:
/s/ Pacella Lehane
Name: Pacella Lehane
Title: Executive Director

/s/ Kevin Chambers
Name: Kevin Chambers
Title: Vice President

Wells Fargo Bank, N.A.
Lender Name
By:
/s/ Megan Pridmore
Name: Megan Pridmore
Title: Vice President